Legal proceedings	12 Months Ended
Dec. 31, 2023
Disclosure Of Legal Proceedings [abstract]
Legal proceedings

47. Legal proceedings
The Group is involved in significant legal and administrative proceedings, principally product liability, intellectual property, tax, anti-trust, consumer fraud and governmental investigations. The most significant of these matters, other than tax matters, are described below. The Group makes provision for these proceedings on a regular basis as summarised in Note 2, ‘Accounting principles and policies’ and Note 32, ‘Other provisions’. Note 2 also describes when disclosure is made of proceedings for which there is no provision. Legal expenses incurred and provisions related to legal claims are charged to selling, general and administration costs. The Group does not believe that information about the amount sought by plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law.
At 31 December 2023, the Group’s aggregate provision for legal and other disputes (not including tax matters described in Note 14, ‘Taxation’) was £267 million. There can be no assurance that any losses that result from the outcome of any legal proceedings will not materially exceed the amount of the provisions reported in the Group’s financial statements. If this were to happen, it could have a material adverse impact on the results of operations of the Group in the reporting period in which the judgements are incurred or the settlements entered into.
Intellectual property
Intellectual property claims include challenges to the validity and enforceability of the Group’s patents on various products or processes as well as assertions of non-infringement of those patents. A loss in such cases could result in loss of patent protection for the product at issue. The consequences of any such loss could be a significant decrease in sales of that product and could materially affect future results of operations for the Group.
Coreg
In 2014, GSK initiated suit against Teva for inducing infringement of its patent relating to the use of carvedilol (Coreg) in decreasing mortality caused by congestive heart failure. In June 2017, the case proceeded to a jury trial in the US District Court for the District of Delaware. The jury returned a verdict in GSK’s favour, awarding GSK lost profits and reasonable royalties for a total award of $235.51 million. On 29 March 2018, the trial judge ruled on post-trial motions filed by Teva and found that substantial evidence at trial did not support the jury’s finding of induced infringement, overturning the jury award. GSK appealed, and on 2 October 2020, a divided panel of the Court of Appeals for the Federal Circuit reversed the district court’s ruling and reinstated the jury award in GSK’s favour.

On 2 December 2020, Teva filed a petition for rehearing en banc. The court granted Teva’s petition, but only for a rehearing by the three-member panel that issued the original decision. On 5 August 2021, the original panel issued its rehearing opinion where the majority again reinstated the jury’s damages award of $235.51 million in GSK’s favour.
Teva again filed a petition for rehearing en banc which was rejected by the Court of Appeals for the Federal Circuit on 11 February 2022. On 11 July 2022, Teva filed a petition for writ of certiorari with the Supreme Court of the United States seeking to overturn the Federal Court decision. On 15 May 2023, the US Supreme Court denied Teva’s request. Certain issues remain to be resolved at the District Court and the parties await the scheduling of a status conference.
Dolutegravir Proceedings
–Tivicay/Triumeq
In September 2021, ViiV Healthcare received a paragraph IV letter from Lupin relating to the Tivicay 5mg dosage for oral suspension, challenging only the crystal form patent. On 2 November 2021, ViiV Healthcare filed suit against Lupin in the US District Court for the District of Delaware. In March 2023, the parties reached a settlement, thereby concluding the matter.
–Juluca
On 12 June 2020, Cipla sent ViiV Healthcare a paragraph IV letter related to Juluca, and on 22 July 2020, ViiV Healthcare filed suit against Cipla in federal court in Delaware. In March 2023, the parties reached a settlement, thereby concluding the matter.
RSV
On 7 June 2022, Pfizer, Inc. filed suit in the London High Court challenging the validity and requesting revocation of three GSK European patents relating to RSV vaccine technology. Corresponding invalidity suits against additional patents were filed in the District Court of the Hague in the Netherlands in January 2023 and in the French-speaking Enterprise Court of Brussels in Belgium in March 2023. In each of those matters GSK counterclaimed that Pfizer’s RSV vaccine infringes GSK’s patents. On 2 August 2023, GSK filed a patent infringement suit against Pfizer in the United States District Court for the District of Delaware alleging infringement of four US GSK patents by Pfizer’s RSV vaccine, Abrysvo. Another two GSK patents were added to the US litigation on 30 November 2023.
The trial in the UK action took place in June 2023. A decision is expected by the end of Q2 2024. In the Netherlands, two separate first-instance hearings have been scheduled. The first was held on 26 January 2024 and the second is scheduled for 1 March 2024. In Belgium, trial on the merits is expected in Q3 2024 with a first instance decision likely in Q1 2025. A trial date in the US has yet to be set. GSK is seeking monetary compensation from Pfizer for Pfizer’s infringing sales of Abrysvo. GSK’s sales of Arexvy are not at issue in these litigations.
Product liability
The Group is currently a defendant in a number of product liability lawsuits.
Avandia
There are two pending US class actions (both filed in 2010) by third-party payers which assert claims under the Racketeer Inﬂuenced and Corrupt Organizations Act (RICO) and state consumer protection laws. In December 2019, the Third Circuit Court of Appeals reversed the summary judgements granted in favour of the Group and remanded the third-party payer cases back to district court. Discovery is complete, and class certification and summary judgment briefing has been completed. A hearing on certain Daubert motions relating to experts was held on 1 February 2024. GSK has requested oral argument on class certification, which could be scheduled thereafter.
Zantac
In 2019, the Group was contacted by several regulatory authorities regarding the detection of N-Nitroso-dimethylamine (NDMA) in Zantac (ranitidine) products. Based on information available at the time and correspondence with regulators, the Group made the decision to suspend the release, distribution and supply of all dose forms of Zantac to all markets pending the outcome of the ongoing tests and investigations. Also, as a precautionary action, the Group made the decision to initiate a voluntary pharmacy/retail level recall of Zantac products globally.
On 30 April 2020, the European Medicines Agency (EMA) recommended the suspension of ranitidine medicines. Following the publication of the EMA’s recommendation, the Company communicated a decision not to re-enter the market. In the US, FDA requested that all manufacturers withdraw ranitidine products from the market.
The Group was named as a defendant in approximately 2,200 personal injury cases filed in the federal Zantac Multidistrict Litigation (MDL) court proceeding in the Southern District of Florida. In the MDL, plaintiffs originally identified 10 different types of cancers they wished to pursue. Plaintiffs subsequently dropped 5 of the 10 cancers, and proceeded only as to bladder, esophageal, stomach, liver, and pancreatic cancers, although plaintiffs in state courts continue to pursue claims beyond the 5 designated cancers. On 6 December 2022, the court presiding over the federal MDL proceeding granted Defendants’ Daubert motions, finding that Plaintiffs’ experts’ causation opinions regarding whether Zantac can cause the five cancers at issue in the MDL (liver, bladder, pancreatic, esophageal, and stomach) are unreliable and thus inadmissible. Without expert causation opinions, the MDL Court granted summary judgment to GSK and the other brand defendants. The MDL Court found that “there is no scientist outside this litigation who concluded ranitidine causes cancer, and the plaintiffs’ scientists within this litigation systemically utilized unreliable methodologies,” and failed to use “consistent, objective, science-based standards for the even-handed evaluation of data.” This ruling effectively dismissed approximately 2,200 filed cases in the MDL and is binding on all of the claims in the Census Registry. Approximately 13,000 Plaintiffs (which includes plaintiffs with filed cases and registry claimants) have appealed the MDL decision to the Eleventh Circuit Court of Appeals. Plaintiffs’ briefs are due on 10 April 2024. Following the Court’s Daubert decision, it entered a final order dismissing the medical monitoring and consumer class actions based on the reasoning in its Daubert holding. Plaintiffs have filed a notice of appeal in the medical monitoring and consumer class action cases.
GSK has been named as a defendant by approximately 78,000 plaintiffs in several US state jurisdictions. Of these plaintiffs, approximately 72,000 plaintiffs filed in Delaware. Most of the Delaware plaintiffs allege a cancer other than the five cancers being pursued by Plaintiffs in the MDL proceeding. The Delaware court held a general causation hearing on the admissibility of expert testimony for the 10 cancers Plaintiffs have decided to pursue (breast, colorectal, kidney, prostate, pancreatic, lung, bladder, liver, esophageal, and stomach) on 22-24 January 2024.
In the California Zantac litigation Cases JCCP 5150 (JCCP), the court issued a Sargon ruling in the first case scheduled for trial (Goetz). The court found that the plaintiff’s experts’ causation opinions are admissible and can be presented to a jury. The ruling applied only to the Goetz case and does not affect any other state court cases. On 23 June 2023, GSK reached a confidential settlement in the Goetz case. On 11 October 2023, GSK announced it had reached confidential settlements in the Cantlay/Harper case as well as the three remaining breast cancer bellwether cases in California. On 1 February 2024, GSK announced it had reached a confidential settlement in the Browne case filed in California state court. The case, which was set to begin trial on 20 February 2024, will be dismissed. On 28 February 2024, GSK reached a confidential settlement in the Boyd case filed in California state court. The case, which had been scheduled to begin trial on 2 April 2023, will now be dismissed as to GSK. The settlements reflect GSK’s desire to avoid the distraction related to protracted litigation. GSK does not admit any liability in the settlements and will continue to vigorously defend itself based on the facts and the science in all other Zantac cases. Additional bellwether cases in the JCCP have been and will be set for trial in Q2 and Q3 2024.
Multiple trials in other state courts have been set with dates in 2024 and 2025, including in Illinois, Texas, and Florida. The first of these cases is Valadez (colorectal) which is scheduled for trial on 25 April 2024. There are 14 additional cases in Illinois with trial dates in 2024 and 2025. Cases in Texas and Florida do not yet have firm trial dates, although trials are expected to occur in 2024 and 2025.
Outside the US, there are two proposed class actions pending against GSK in Ontario and Quebec, Canada along with a class action in Israel. In Canada, a certification hearing was held in October 2022 in the British Columbia proposed class action. This was the first class action to proceed to a certification hearing and the class action sought to certify a national class. In May 2023, the Court dismissed the proposed class action against the manufacturer defendants. An appeal from that decision was abandoned. The Ontario action will also be discontinued. There are also approximately 120 individual actions that have been filed in Canada.
Given the complex ownership and marketing of Zantac prescription and over-the-counter (OTC) medicine over many years, numerous claims involve several defendants. As a result, some defendants have served one another, including the Group, with notice of potential indemnification claims about possible liabilities connected particularly with Zantac OTC. Given the current stage of the proceedings, the Group cannot meaningfully assess what liability, if any, it may have, nor can it meaningfully assess the liability of other parties under relevant indemnification provisions.

In addition, on 20 March 2020, the Department of Justice (DOJ) sent the Group notice of a civil investigation it had opened into allegations of False Claims Act violations by the Group related to Zantac. On 18 June 2020, the DOJ served a Civil Investigative Demand (CID) on the Group, formalising its request for documents. The Group continues to cooperate with the DOJ on the CID. On the same day, the New Mexico Attorney General filed a lawsuit against multiple defendants, including the Group, alleging violations of state consumer protection and false advertising statutes, among other claims.
On 11 November 2020, the Mayor & City of Baltimore filed an action against the Group alleging that Zantac increased the risk of cancer and/or caused cancer in Baltimore patients, and that the Group failed to warn of or concealed those risks. Fact and expert discovery is ongoing. The court has set a trial date of 2 June 2025.
Zofran
The Group was a defendant in over 400 product liability cases involving Zofran pending in a Multidistrict Litigation (MDL) proceeding in the District of Massachusetts. The cases alleged that children suffered birth defects due to their mothers’ ingestion of Zofran and/or generic ondansetron for pregnancy- related nausea and vomiting. Plaintiffs asserted that the Group sold Zofran knowing it was unsafe for pregnant women, failed to warn of the risks and illegally marketed Zofran “off-label” for use by pregnant women.
On 1 June 2021, the MDL Court granted the Group’s motion for summary judgment on federal pre-emption grounds. The Court found that the FDA was fully informed of all relevant safety information regarding Zofran and had repeatedly rejected any attempt to add a birth defect warning to the label. At that time, the Court granted judgment for the Group in all cases pending in the MDL (approximately 431 cases) and closed the MDL proceeding. Plaintiffs appealed this decision and, on 9 January 2023, the United States Court of Appeals for the First Circuit affirmed the district court’s decision in favour of the Group.
There remains one state court case and four proposed class actions in Canada, which are not currently active.
Sales and marketing and regulation
The Group’s marketing and promotion of its Pharmaceutical and Vaccine products are the subject of certain governmental investigations and private lawsuits brought by litigants under various theories of law.
GSK Korea – Proceedings under Fair Trade Laws
In August 2020, GSK Korea was indicted under Korea’s Monopoly Regulation and Fair Trade laws in relation to government tenders of HPV (Cervarix) and PCV (Synflorix) vaccines in 2018 and 2019. The prosecutor alleged that GSK Korea, through the actions of at least one of its employees, interfered with the tender process under the National Immunisation Programme by using “straw bidders.”
A former GSK Korea employee was also charged in his individual capacity by the prosecutor in relation to the same matter. Further, a number of wholesalers are co-defendants in the proceedings. On 1 February 2023, the court rendered a guilty verdict in respect of all defendants. GSK Korea was fined KRW70 million which is approximately £45,000. Appeal proceedings are ongoing.

The Korea Fair Trade Commission (KFTC) also commenced proceedings regarding the same matter. KFTC hearings took place in July 2023 and GSK Korea was found in violation of applicable fair trade law. The KFTC imposed a fine of KRW351 million which is approximately £212,000.
US electronic health records subpoena
On 19 March 2023, the Group received a subpoena from the United States Attorney’s Office for the Western District of Virginia, which is working with the United States Department of Justice Civil Division, seeking documents relating to the Group’s electronic health record programmes. The Group is cooperating with this enquiry.
Senate HELP Enquiry
The Group received a letter dated 8 January 2024 from majority members of the US Senate Health, Education, Labor and Pensions (“HELP”) Committee initiating an investigation into the pricing of inhalers for the treatment of asthma and COPD. The letter is similar to letters received by a number of other pharmaceutical companies and requests information on pricing, research in the treatment of respiratory diseases, patenting and business practices. The Group is cooperating with the enquiry.
Orange Book Challenge
In November 2023, the US Federal Trade Commission (FTC) wrote to the Group and identified five patents that it is challenging through an FDA Orange Book listing dispute process, reserving the right to take further action. A number of other companies were also contacted, with the FTC citing a total of 62 patents. As to the five patent listings challenged by the FTC, the Group has asked the FDA to remove four patents from the Orange Book with respect to certain products. It is the Group's position that these patents were properly listed at the time of the listing decision. No generic competition was impacted by the previous listings and all de-listed patents remain valid and enforceable. Subsequent to the FTC’s challenge, the Group received letters from US Senator Elizabeth Warren and US Congresswoman Pramila Jayapal, US Senator Amy Klobuchar, and US Senator Tammy Baldwin, reiterating the FTC position and requesting further information about the Group’s Orange Book-listed patents and the Group’s response to the FDA challenge process. The Group is cooperating with these enquiries.
Anti-trust/competition
Certain governmental actions and private lawsuits have been brought against the Group alleging violation of competition or anti-trust laws.
Lamictal
Purported classes of direct purchasers filed suit in the US District Court for the District of New Jersey alleging that the Group and Teva Pharmaceuticals unlawfully conspired to delay generic competition for Lamictal, resulting in overcharges to the purchasers, by entering into an allegedly anti-competitive reverse payment settlement to resolve patent infringement litigation. A separate count accuses the Group of monopolising the market.
On 13 December 2018, the trial judge granted plaintiffs’ class certification motion, certifying a class of direct purchasers. The Group filed a Rule 23(f) motion in the Court of Appeals for the Third Circuit, challenging the class certification decision. On 22 April 2020, the Court of Appeals vacated the lower court’s grant of class certification and remanded the issue back to the lower court for further analysis.
On 9 October 2020, the district court heard argument on plaintiffs’ renewed motion for class certification after remand. On 9 April 2021, the district court denied Plaintiffs’ motion for class certification of the putative direct purchaser class, leaving a potential class of brand-only purchasers. Plaintiffs moved to supplement their expert report and seek additional discovery to support the addition of certain generic purchasers. On 21 January 2022, the district court denied Plaintiffs’ motion to supplement their expert report and seek additional discovery and held that the issue of generic purchasers had already been decided and denied in the court’s ruling on decertification. The parties conducted briefing on class certification as to the remaining brand-only purchasers, with plaintiffs also seeking to add a smaller category of purchasers.
On 1 February 2023, the district court denied Plaintiffs’ renewed class certification motion. A series of follow-on complaints have been filed in the US District Court for the Eastern District of Pennsylvania by groups of alleged purchasers. The cases have been consolidated with the previously pending case in the District of New Jersey. Discovery is ongoing.
Commercial and corporate
The Group is involved in certain contractual and/or commercial disputes.

Zejula Royalty Dispute
In October 2012, Tesaro, Inc. (now a wholly owned subsidiary of GSK) entered into two worldwide patent license agreements with AstraZeneca UK Limited related to niraparib (later approved as Zejula).
In May 2021, AstraZeneca filed a lawsuit against Tesaro in the High Court, England and Wales alleging that Tesaro failed to pay some of the royalties due under the license agreements. Tesaro has counterclaimed based on a calculated overpayment. Trial was held the week of 6 March 2023 and judgment was entered against the Group on 5 April 2023, ruling that all current uses of Zejula generate royalty-bearing sales under the wording of the two license agreements. On 12 June 2023, the Court of Appeal of England and Wales granted the Group’s request for permission to appeal the 5 April 2023 judgment. The appeal was heard on 17 January 2024 and on 9 February 2024 the Court of Appeal ruled in the Group’s favour, overturning the trial court’s judgment and determining that only Zejula sales for uses falling within the licensed patents could be deemed royalty-bearing. The appropriate quantum of royalties in accord with the Court of Appeal’s judgment may be the subject of further proceedings.